UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) – February 23, 2018

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(d): Election of Ellen Keszler as Board Member

On February 23, 2018, the Board of Directors (the “ESA Board”) of Extended Stay America, Inc. (the “Corporation”) elected Ellen Keszler to the ESA Board.

As an independent director, Ms. Keszler will be compensated for her position as a director in accordance with the Corporation’s director compensation principle, which provides that each independent director receives an annual cash retainer of $90,000 and an annual equity retainer with a value of $100,000. In connection with her appointment to the ESA Board, the Corporation’s Compensation Committee is expected to grant Ms. Keszler restricted stock units (“RSUs”) representing Paired Shares, which will represent a prorated portion of the annual $100,000 equity retainer due to Ms. Keszler for the three month term she will serve until our next annual meeting.

The Corporation and Ms. Keszler will enter into the Corporation’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.27 to Amendment No. 8 to the Registration Statement on Form S-1 (File No. 333-190052) and is incorporated herein by reference.

A copy of the press release announcing Mr. Keszler’s election to the ESA Board is attached hereto as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 23, 2018, the Boards of Directors (each, a “Board”) of the Corporation and ESH Hospitality, Inc. (“ESH REIT”) amended and restated the Corporation’s bylaws and ESH REIT’s bylaws (each as so amended and restated, “Amended Bylaws”) to implement proxy access. Each of the Amended Bylaws includes a new Article II, Section 11 that permits a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Corporation’s outstanding common stock or ESH REIT’s outstanding Class B common stock, as applicable, continuously for at least three years, to nominate and include in the Corporation’s annual meeting proxy materials or ESH REIT’s annual meeting proxy materials, as applicable, director nominees constituting up to the greater of (i) two individuals or (ii) 20% of the number of directors serving on the applicable Board, provided that the nominating stockholder(s) and the director nominee(s) satisfy the requirements specified in the applicable Amended Bylaws.

Each of the Amended Bylaws also provides an explicit majority voting standard for uncontested director elections and a plurality voting standard in contested elections. Separately, the Boards have amended the Corporation’s Corporate Governance Guidelines and ESH REIT’s Corporate Governance Guidelines to provide that incumbent directors who do not receive a majority vote in an uncontested election are required to tender their resignation for consideration by the applicable Nominating and Corporate Governance Committee and the applicable Board.

The Amended Bylaws each also contain changes to conform with the adoption of the proxy access provision, as well as other minor, non-substantive changes.

The foregoing summary description of the amendments to the Corporation’s bylaws and ESH REIT’s bylaws is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, copies of which are included as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Second Amended and Restated Bylaws of Extended Stay America, Inc.

3.2 99.1	Amended and Restated Bylaws of ESH Hospitality, Inc. Press Release of Extended Stay America, Inc., dated February 26, 2018, announcing the election of Ellen Keszler to the Board.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Second Amended and Restated Bylaws of Extended Stay America, Inc.
3.2 99.1	Amended and Restated Bylaws of ESH Hospitality, Inc. Press Release of Extended Stay America, Inc., dated February 26, 2018, announcing the election of Ellen Keszler to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: February 26, 2018	By:	/s/ John R. Dent
		Name:	John R. Dent
		Title:	General Counsel

ESH HOSPITALITY, INC.

Date: February 26, 2018	By:	/s/ John R. Dent
		Name:	John R. Dent
		Title:	General Counsel